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                                                                  EXHIBIT 10.2

                      FIRST AMENDMENT TO SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT, dated as of August 27, 1999 (this "Amendment"), between GIBSON GREETINGS, INC., a Delaware corporation (the "Debtor"), and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association and the Agent for the Lenders (the "Agent").

                                    RECITALS

         The Debtor, the Lenders, and the Agent have entered into an Amended and Restated Credit Agreement dated as of May 11, 1999 (as amended from time to time, the "Credit Agreement") pursuant to which the Lenders may make Loans to the Debtor.

         In connection with the First Amendment to Amended and Restated Credit Agreement dated as of July 27, 1999, among the Debtor, the Lenders, and the Agent, the Lenders required that the Debtor execute that certain Security Agreement dated as of July 27, 1999, in favor of the Agent for itself and on behalf of the Lenders (the "Security Agreement").

         In connection with the Second Amendment to Amended and Restated Credit Agreement of even date herewith among the Debtor, the Lenders, and the Agent, the parties desire to amend the Security Agreement to add certain additional Collateral, as hereinafter set forth.

         THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. The definition of "Collateral" in the Security Agreement is deleted in its entirety and the following new definition is substituted therefor:

                  (i) All of the Company's present and future accounts receivable, documents, instruments, general intangibles, and chattel paper, including without limitation all contract rights, all deposit accounts, all tax refunds and tax refund claims, and all other monies and claims for money due or to become due to the Company

                  (ii) All of the Company's present and future inventory of every type, wherever located, including but not limited to raw materials, work in process, finished goods and all inventory that is available for leasing or leased to others by the Company;

                  (iii) All books, records, files, correspondence, computer programs, tapes, disks, cards, accounting information and other data of the Company related in any way to the Collateral described in clauses
         (i) and (ii) above, including but not limited to any of the foregoing necessary to administer, sell or dispose of any of the Collateral;



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                  (iv) All substitutions and replacements for, and all additions and accessions to, any and all of the foregoing; and

                  (v) All products and all proceeds of any and all of the foregoing, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

         2. All of the terms of the Security Agreement, as amended hereby, are affirmed by the Debtor, and remain in full force and effect.

         3. Nothing contained herein shall in any way affect the perfection or the priority of the security interest created by the Security Agreement.

         IN WITNESS WHEREOF, the Debtor has caused this Amendment to be duly executed as of the date first set forth above, which shall be the effective date of this Amendment.

                                       GIBSON GREETINGS, INC.


                                       By:  /s/ James T. Wilson
                                          ------------------------------------
                                       Its: CFO
                                           -----------------------------------


                                       BANK ONE, INDIANA, NATIONAL ASSOCIATION,
                                       Individually and as Agent


                                       By:  /s/ Andrea E. Hosken
                                          ------------------------------------

                                       Its: Vice President
                                          ------------------------------------





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